Exhibit 99.2

Exhibit 99.2 First Quarter 2018 Earnings Report

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. 2

First Quarter Highlights  Pretax income was $73.0 million; diluted earnings per share were $0.67 – First quarter results reflect increased earnings contribution from the servicing segment driven by higher mortgage rates and a decrease from the production segment driven by lower margins – Book value per share increased to $20.74 from $19.95 at December 31, 2017 and from $16.01 at March 31, 2017 Production segment pretax income was $17.2 million, down 69% from 4Q17 and 64% from 1Q17 – Total acquisition and origination volume was $14.3 billion in unpaid principal balance (UPB), down 16% from 4Q17 and 4% from 1Q17 – Total correspondent government and direct lending locks were $10.9 billion in UPB, down 8% from 4Q17 and 2% from 1Q17 Servicing segment pretax income was $54.9 million, up 71% from 4Q17 and 309% from 1Q17 – Servicing portfolio grew to $255.3 billion in UPB, up 4% from December 31, 2017 and 26% from March 31, 2017 – Pretax income excluding valuation-related items was $36.3 million, up 29% from 4Q17 and 63% from 1Q17 – Valuation-related items include a $127.8 million increase in mortgage servicing rights (MSR) values, partially offset by $103.6 million in associated hedging losses and a $6.9 million loss due to the change in fair value of the excess servicing spread (ESS) liability Investment Management segment pretax income was $1.0 million, down from $1.5 million in 4Q17 and $1.1 million in 1Q17 – Net assets under management (AUM) were $1.5 billion, down 2% from December 31, 2017 and 1% from March 31, 2017 Issued $650 million of 5-year term notes at attractive rates under our Ginnie Mae MSR financing structure, refinancing $400 million of 3-year term notes issued in February 2017        3

Current Market Environment Average 30-year fixed rate mortgage(1)  Significant volatility in financial markets during 1Q18, with interest rates increasing sharply 5.0% 4.44% – Mortgage rates increased 45 basis points to 4.44% at quarter end(1) Total mortgage originations were down 21% Q/Q driven by a decline in refinance activity(2) o Prepayment activity at multi-year low levels(3) Contributed to heightened competition among mortgage originators and aggregators 4.5% – 4.0% 3.5% – 3.0%  Home sales growth remains a positive driver for the mortgage market despite higher interest rates and housing supply constraints Growth in non-mortgage consumer debt and home price appreciation create demand for loan products to access home equity Mortgage delinquencies increased modestly from a year ago(4) – Excluding the impact of hurricanes, mortgage performance improved from the same period a year ago Home Sales(5) (in millions) +6%  8 6.5 6.3 6.2 6.0 6  4 2 0 2016 2017 2018E 2019E 2020E Existing Home Sales New Home Sales (1) Freddie Mac Primary Mortgage Market Survey. 4.58% as of 4/26/18 (2) Inside Mortgage Finance (as of 4/27/2018) (3) Fannie Mae Housing Forecast (as of 4/10/2018) (4) Black Knight Financial Services – total U.S. loan delinquency rate 30 day+ delinquent but not in foreclosure was 3.73% as of 3/31/18, compared to 3.61% at 3/31/17 (5) Actual results from National Association of Realtors and the Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association (forecast as of 4/24/18) 4 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 6.7 3.99%

Outlook for PennyMac Financial in the Current Environment  The mortgage origination market is in a period of significant transition – Interest rates have increased meaningfully from the end of 2017, reducing origination volumes, in particular refinance loans Competition among originators and aggregators is intense, as market participants lower margins to fill their existing operational capacity Over time, we expect the market will normalize as capacity adjusts to the smaller market; we are beginning to see some originators reduce headcount and other firms exit the mortgage business – –  As a market leader, we believe that PennyMac Financial is well positioned for success in a challenging production market – – We have economies of scale and capital advantages that many other firms lack We are investing capital in additional MSRs at attractive returns through our production activities supplemented by MSR acquisitions We maintain disciplined focus on expense control throughout our business; we have built a leading, low-cost correspondent aggregator and have a highly variable cost structure in consumer direct The majority of our production is oriented toward purchase-money loans, which are expected to grow this year Results from our large servicing business benefit from a growing portfolio and higher interest rates In addition to existing growth initiatives in correspondent and consumer direct, newer growth initiatives include broker direct, non-delegated correspondent and the increased emphasis on jumbo loans – – – – 5

Trends in PennyMac Financial’s Businesses Correspondent Production(1) Loan Servicing(1) Market Share Market Share 2.40% 12% 10% 8% 6% 4% 2% 2.5% 2.31% 10.95% 2.0% 1.64% 1.5% 1.0% 0.5% 0% 0.0% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18E 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18E Consumer Direct Production(1) Investment Management Market Share AUM (billions) 0.80% $2.0 0.55% 0.60% $1.5 0.40% $1.0 0.20% $0.5 $0.0 0.00% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18E (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 1Q18 origination market of $375 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $13.1 billion divided by $124 billion for the correspondent market (estimated to be 33% of total origination market). Consumer direct production share is based on PFSI originations of $1.27 billion divided by $210 billion for the retail market (estimated to be 56% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $255.3 billion divided by an estimated $10.6 trillion in mortgage debt outstanding as of March 31, 2018. 6 0.62% 0.60% 0.47% $1.62$1.56$1.57 $1.54 1.89% 10.00% 10.54% 7.94%

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 1Q18 totaled $13.1 billion, down 15% Q/Q and 6% Y/Y
  - 68% government loans; 32% conventional loans
  - 7% Q/Q decline in government acquisitions, and down 5% Y/Y
  - 28% Q/Q decline in conventional conforming acquisitions, and down 9% Y/Y
- Correspondent lock volume of $13.6 billion, down 14% Q/Q and 6% Y/Y; government locks totaled $9.2 billion, down 4% Q/Q and 1% Y/Y
  - Volume decline from the prior quarter resulted from higher mortgage rates and seasonal factors
- Decrease in revenue margin reflects heightened competition and PFSI's strategy to deploy capital in additional MSR investments
- Increased our emphasis on a prime jumbo offering to better serve our customers and drive additional volume
- April correspondent acquisitions totaled $4.7 billion; locks totaled $5.6 billion

Correspondent Volume and Mix



(UPB in billions)
$20
$16
$12
$8
$4
$0
$14.5
$15.9
$13.6
$4.6
$5.9
$4.2
$9.3
$9.5
$8.8
1Q17
4Q17
1Q18
Government loans(1)
Conventional loans for PMT(2)
Total Locks(3)

Key Financial Metrics	4Q17	1Q18
Revenue per fallout-adjusted government lock[4]	54 bps	45 bps
Weighted average fulfillment fee[5]	33 bps	28 bps

Selected Operational Metrics	4Q17	1Q18
Correspondent seller relationships	613	615
Purchase-money loans, as a % of total acquisitions	76%	77%

(1) For government-insured and guaranteed loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(4) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; lock volume adjusted for expected fallout, which was 4% in 4Q17 for government-insured correspondent locks
(5) Based on funding volumes of loans subject to fulfillment fee. The fulfillment fee rate is reflective of the more competitive market environment.

PennyMac Financial Services, Inc.

7

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume of $1.3 billion in 1Q18, down 23% Q/Q and up 22% Y/Y
- April consumer direct originations totaled $291 million; locks totaled $556 million
  - $668 million committed pipeline at April 30, 2018[1]
- Rate and term refinance opportunities in the servicing portfolio have declined as interest rates increased
- Launched new consumer direct portal in April
  - Expected to help drive further non-portfolio and purchase-money origination volume growth
  - Provides access to technology with increased functionality and designed to drive a more seamless customer experience
- Product emphasis continues to evolve
  - Focus on continued growth in conventional, FHA and VA refinance and purchase-money loans
  - Also increased our emphasis on a prime jumbo offering
  - Continued process enhancements to improve workflow and efficiency

Consumer Direct Production Volume



(UPB in billions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$0.7
$1.6
$0.8
$1.3
$0.6
1Q17
4Q17
1Q18
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline(1)

Consumer Direct Metrics	4Q17	1Q18
Revenue per fallout-adjusted consumer direct lock (bps)[2]	370	326
Commited pipeline ($ in millions)[3]	$777	$566

PennyMac Financial Services, Inc.

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 34% in 1Q18 for consumer direct locks
[3] As of December 31, 2017 and March 31, 2018

8

Production Segment Highlights – Broker Direct Channel Feedback on POWER portal and approval process has been favorable  Client engagement model and value proposition that resonates with the broker community  Portal and brand awareness is growing Broker channel is an attractive growth opportunity  Access to an additional 10% of the $1.7 trillion origination market Leverages our proven ability to profitably produce high volumes of loans Official launch in January – somewhat tempered by rising rates during a seasonally slow period for the mortgage market    (1) As of April 23, 2018 9 Channel Development  Focus on expanding the platform features and additions to the product menu include: – Messaging and loan status tracking functionality – Further automation of broker disclosures – Jumbo loans – Adjustable rate products 204 broker customers currently approved(1)

Servicing Segment Highlights  Servicing portfolio totaled $255.3 billion in UPB at the end of the first quarter, up 4% from 4Q17 and 26% from 1Q17 Successfully completed a previously announced bulk MSR acquisition totaling $3.2 billion in UPB Mortgages 60 days or more past due were 2.9%, down from 3.5% at prior quarter-end, driven by improved performance of hurricane-impacted loans Growth in completed modifications driven by hurricane-impacted loans Continued to successfully implement servicing system enhancement modules Loan Servicing Portfolio Composition (UPB in billions) $300 $250 $200 $150 $100 $50 $0    1Q17 4Q17 1Q18 ■ Special  ■ Prime owned■ Prime subserviced Net Portfolio Growth (UPB in billions) $3.2 $255.3 $15.1 (4) At 12/31/17 Runoff Additions from loan production(5) MSR acquisition At 3/31/18 Customers registered for the website 81% 84% (1) Represents PMT’s MSRs (2) Early buyouts of delinquent loans from Ginnie Mae pools during the period (3) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com (4) Also includes loans servicing released in connection with recent asset sales by PMT and the Investment Funds 10 (1) (5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT $245.8($8.9) Selected Operational Metrics 4Q171Q18 Loans serviced (in thousands) 1,248 1,279 60+ day delinquency rate 3.5% 2.9% Actual CPR - owned portfolio 15.9% 11.8% Actual CPR - sub-serviced(1) 10.4% 8.2% UPB of completed modifications ($ in millions) $380 $542 EBO transactions ($ in millions)(2) $1,103 $631 Electronic payments (% of portfolio) 85% 86% (3) $245.8$255.3 $202.9

Investment Management Segment Highlights  Net assets under management were $1.5 billion, down modestly from December 31, 2017 PMT continued to transition capital from distressed whole loans toward MSRs and credit risk transfer on its correspondent production Increased our emphasis on jumbo loans, which creates potential new investments for PMT in the future After quarter end, PMT issued secured term notes in an aggregate principal amount of $450 million from its Fannie MSR financing structure, PMT ISSUER TRUST – FMSR Investment Management AUM ($ in billions)  $1.80 $1.20  $0.60  $0.00 1Q17 4Q17 1Q18 PMT Investment Funds – This transaction significantly strengthens PMT’s liquidity profile by providing long-term financing from a broad group of institutional investors at attractive economic terms 11 $1.6$1.6$1.5 $0.10 $1.5 $0.03 $1.5 $1.5

Hedging Approach Continues to Moderate the Volatility of PFSI’s Results MSR Valuation Changes and Offsets ($ in millions)  PFSI seeks to moderate the impact of interest rate changes through a comprehensive hedge strategy that also considers production-related income MSR value change Change in value of hedges and ESS liability Production pretax income  In 1Q18, MSR fair value increased due to a sharp rise in mortgage rates during the quarter, resulting in expectations for lower prepayment activity in the future $127.8 $17.2  Partially offset by associated hedging losses, and a rate-driven increase in the value of the ESS liability ($16.2) ($19.4) ($110.5) 1Q17 4Q17 1Q18 12 $47.5$55.3 $28.0 $12.7

Servicing Profitability Excluding Valuation-Related Changes

	1Q17			4Q17			1Q18		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	134.9	27.2	$	176.1	28.9	$	174.5	27.8
Amortization and realization of MSR cash flows		(48.5)	(9.8)		(66.9)	(11.0)		(61.2)	(9.7)
EBO-related revenue[2]		28.1	5.7		38.6	6.4		48.2	7.7
Servicing expenses:									
Operating expenses		(57.7)	(11.6)		(67.7)	(11.1)		(76.6)	(12.2)
Credit losses and provisions for defaulted loans		(12.4)	(2.5)		(15.0)	(2.5)		(14.3)	(2.3)
EBO transaction-related expense		(8.1)	(1.6)		(13.3)	(2.2)		(7.6)	(1.2)
Financing expenses:									
Interest on ESS		(4.6)	(0.9)		(3.9)	(0.6)		(3.9)	(0.6)
Interest to third parties		(9.5)	(1.9)		(19.6)	(3.2)		(22.8)	(3.6)
Pretax income excluding valuation-related changes	**$**	**22.3**	**4.5**	**$**	**28.2**	**4.6**	**$**	**36.3**	**5.8**
Valuation-related changes[3]									
MSR fair value[4]		12.7			28.0			127.8	
ESS liability fair value		2.8			4.6			(6.9)	
Hedging derivatives losses		(22.2)			(20.8)			(103.6)	
Provision for credit losses on active loans[5]	$	(2.2)		$	(8.0)		$	1.3	
Servicing segment pretax income	**$**	**13.4**		**$**	**32.0**		**$**	**54.9**	

- Pretax income excluding valuation-related changes increased significantly, driven by elevated levels of EBO-related revenue primarily due to reperformance of loans bought out in prior periods and reduced realization of MSR cash flows due to higher mortgage rates
- Modest decrease in operating revenue due to elevated levels of ancillary income in 4Q17
- Operating expense increase driven by certain seasonally higher levels of expenses and an increase in corporate overhead, which is allocated across segments based upon their relative profitability

[1] Of average portfolio UPB, annualized
[2] Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
[3] Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
[4] Includes fair value changes and provision for impairment
[5] Considered in the assessment of MSR fair value changes

PennyMac® Financial Services, Inc.

13

Appendix

Overview of PennyMac Financial’s Businesses Loan Production Loan Servicing Investment Management • Servicing for owned MSRs and subservicing for Advised Entities Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity • External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: • Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on government-insured loans – Fulfillment fees for PMT’s conventional loans Consumer direct origination of conventional and government-insured loans Broker direct origination launched in 2018 • – – – GSE credit risk transfers MSRs and ESS Investments in prime non-Agency MBS and ABS Distressed whole loans Multifamily loans and securitization interests • • • – – • • Synergistic partnership with PMT • Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment • • • 15

PennyMac Financial is in a Unique Position Among Mortgage Specialists Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development Industry-leading platform built organically – not through acquisitions •Disciplined, sustainable growth for more than 10 years •Focused on building and testing processes and systems before large transaction volumes Strong governance and compliance culture • Led by distinguished board which includes eight independent Directors Robust management governance structure with 10 committees that oversee key risks and controls External oversight by regulators, business partners and other third parties • • Desired structure in place to compete effectively as a non-bank •Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle •Provides access to efficient capital and reduces balance sheet constraints on growth • Over 3,000 employees • Highly experienced management team – 120 senior-most executives have, on average, 25 years of relevant industry experience 16

Opportunity in MSR Acquisitions

Why Are MSR Sales Occurring?

- Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses
- Independent mortgage banks sell MSRs from time to time due to a need for capital

How Do MSRs Come to Market?

- Intermittent large bulk portfolio sales ($10+ billion in UPB)
  - Require considerable coordination with selling institutions and Agencies
- Mini-bulk sales (typically $500 million to $5 billion in UPB)
- Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB)
  - Alternative delivery method typically from larger independent originators

Which MSR Transactions Are Attractive?

- GSE and Ginnie Mae servicing in which PFSI has distinctive expertise
- MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party)
- Measurable representation and warranty liability for PFSI

PFSI is uniquely positioned to be a successful acquirer of MSRs

- Proven track record of complex MSR and distressed loan transfers
- Operational platform that addresses the demands of the Agencies, regulators and financing partners
- Physical capacity in place to sustain servicing portfolio growth plans
- Potential co-investment opportunity for PMT in the ESS

PennyMac Financial Services, Inc.
17

PFSI's Mortgage Servicing Rights Investments in Partnership with PMT

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs
- PMT acquires the right to receive the ESS cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans



Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

PennyMac Financial Services, Inc.

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PennyMac Financial Services, Inc.
[2] Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI's pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer.

18

MSR Asset Valuation Fair value not subject to excess servicing spread Fair value subject to excess servicing spread liability Total March 31, 2018 Unaudited ($ in millions) UPB $147,876 $25,611 $173,487 Prepayment speed assumption (CPR) 8.7% 9.9% 8.9% Fair value of MSR $2,010.9 $343.6 $2,354.5 Related excess servicing spread liability - $236.0 - Note: Figures may not sum exactly due to rounding 19 As a multiple of servicing fee4.383.934.31 Weighted average servicing fee rate0.31%0.34%0.32% Weighted average coupon3.80%4.17%3.85%

Acquisitions and Originations by Product Unaudited ($ in millions) Correspondent Acquisitions Conventional Government Jumbo Total 1Q17 2Q17 3Q17 4Q17 1Q18 $ 4,632 9,280 - $ 5,918 10,392 - $ 6,530 10,873 - $ 5,891 9,505 - $ 4,226 8,830 - $ 13,912 $ 16,310 $ 17,403 $ 15,396 $ 13,056 Consumer Direct Originations Conventional Government Jumbo Total Broker Direct Originations Conventional Government Jumbo Total $ 305 730 - $ 414 855 - $ 513 1,008 - $ 646 996 - $ 708 559 - $ 1,035 $ 1,268 $ 1,522 $ 1,642 $ 1,266 $ - - - $ - - - $ - - - $ - - - $ 4 3 - $ - $ - $ - $ - $ 7 Total acquisitions/originations $ 14,947 $ 17,579 $ 18,925 $ 17,038 $ 14,329 UPB of loans fulfilled for PMT $ 4,632 $ 5,918 $ 6,530 $ 5,891 $ 4,226 Note: Figures may not sum exactly due to rounding 20

Interest Rate Locks by Product Unaudited ($ in millions) Correspondent Locks Conventional Government Jumbo Total 1Q17 2Q17 3Q17 4Q17 1Q18 $ 5,184 9,292 - $ 7,022 11,209 - $ 6,356 10,999 - $ 6,293 9,571 - $ 4,392 9,162 13 $ 14,476 $ 18,231 $ 17,356 $ 15,864 $ 13,567 Consumer Direct Locks Conventional Government Jumbo Total $ 669 1,145 - $ 805 1,476 - $ 845 1,387 - $ 947 1,261 - $ 1,080 573 8 $ 1,814 $ 2,280 $ 2,232 $ 2,209 $ 1,661 Broker Direct Locks Conventional Government Jumbo Total $ - - - $ - - - $ - - - $ - - - $ 15 20 - $ - $ - $ - $ - $ 35 Total locks $ 16,290 $ 20,511 $ 19,588 $ 18,073 $ 15,263 Note: Figures may not sum exactly due to rounding 21

Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct 22 WA FICO 1Q17 2Q17 3Q17 4Q17 Government-insured 687 690 692 695 Conventional 737 740 741 738 1Q18 697 738 WA FICO 1Q17 2Q17 3Q17 4Q17 Government-insured 696 694 693 693 Conventional 752 753 749 745 1Q18 697 744